Exhibit 5.5

[Letterhead of Richards, Layton & Finger, P.A.]

June 2, 2009

Domtar A.W. LLC

100 Kingsley Park Drive

Fort Mill, SC 29715

Re:	Domtar A.W. LLC

Ladies and Gentlemen:

We have acted as special Delaware counsel for Domtar A.W. LLC, a Delaware limited liability company that was formerly a Delaware corporation named “Domtar A.W. Corp.” (the “Company”), in connection with the matters set forth herein. At your request, this opinion is being furnished to you.

For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals or copies of the following:

(a) The Certificate of Incorporation of Domtar A.W. Corp., dated May 24, 2001, as filed in the office of the Secretary of State of the State of Delaware (the “Secretary of State”) on May 24, 2001 (the “Certificate of Incorporation”);

(b) The By-Laws of Domtar A.W. Corp. (the “By-Laws”);

(c) The Action of the Board of Directors of Domtar A.W. Corp. Taken by Unanimous Written Consent, dated as of February 1, 2008 (the “Initial Consent”);

(d) The Unanimous Written Consent of the Board of Directors of Domtar A.W. Corp., dated April 30, 2009;

(e) The Consent of the Sole Stockholder of Domtar A.W. Corp., dated April 30, 2009;

(f) The Certificate of Conversion to Limited Liability Company of Domtar A.W. Corp. to Domtar A.W. LLC, dated April 30, 2009, as filed in the office of the Secretary of State on April 30, 2009;

(g) The Certificate of Formation of Domtar A.W. LLC, dated as of April 30, 2009, as filed in the office of the Secretary of State on April 30, 2009;

(h) The Limited Liability Company Operating Agreement of Domtar A.W. LLC, dated as of April 30, 2009, executed by Domtar Enterprises Inc., as the sole member (the “Initial Member”);

Domtar A. W. LLC

June 2, 2009

(i) The Assignment of Limited Liability Company Interest and Amendment to Limited Liability Company Operating Agreement of Domtar A.W. LLC, dated as of April 30, 2009, between the Initial Member and Domtar Corporation;

(j) The Amended and Restated Limited Liability Company Operating Agreement of Domtar A.W. LLC, dated as of April 30, 2009 (the “LLC Agreement”), executed by Domtar Corporation, as the sole member (the “Member”);

(k) The Unanimous Written Consent to Action Without Meeting of the Board of Managers of Domtar A.W. LLC, dated as of June 1, 2009 (the “Second Consent” and, together with the Initial Consent, the “Consents”), acknowledged and agreed to by the Member;

(l) The Registration Statement on Form S-3 (the “Registration Statement”), including a preliminary prospectus (the “Prospectus”), relating to, inter alia, the Notes (as defined therein) to be issued by Domtar Corporation, as proposed to be filed with the Securities and Exchange Commission on or about June 2, 2009;

(m) The Indenture (including the Subsidiary Guarantees of the Subsidiary Guarantors (each as defined therein) set forth therein) (the “Indenture”), dated as of November 19, 2007, among Domtar Corporation, Domtar Paper Company, LLC (“Domtar Paper”) and the Bank of New York, as Trustee (the “Trustee”);

(n) The Supplemental Indenture for Additional Note Guarantee, dated as of February 15, 2008 (the “First Supplemental Indenture”), among the New Subsidiary Guarantors (as defined therein), Domtar Corporation, Domtar Paper and the Trustee;

(o) The Second Supplemental Indenture for Additional Note Guarantee, dated as of February 20, 2008, among the New Subsidiary Guarantor (as defined therein), Domtar Corporation, Domtar Paper and the Trustee;

(p) A Certificate of an Officer of the Company, dated of even date herewith, as to certain matters; and

(q) A Certificate of Good Standing for the Company, dated June 1, 2009, obtained from the Secretary of State.

Capitalized terms used herein and not otherwise defined are used as defined in the LLC Agreement. The Certificate of Incorporation, the By-Laws and the LLC Agreement are referred to collectively as the “Governing Documents”.

For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (q) above. In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (q) above) that is referred to

Domtar A. W. LLC

June 2, 2009

in or incorporated by reference into the documents reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied as to factual matters solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

With respect to all documents examined by us, we have assumed (i) the authenticity of all documents submitted to us as authentic originals, (ii) the conformity with the originals of all documents submitted to us as copies or forms, and (iii) the genuineness of all signatures.

For purposes of this opinion, we have assumed (i) except to the extent provided in paragraph 1 below, that each of the parties to the documents examined by us has been duly created, organized or formed, as the case may be, and is validly existing in good standing under the laws of the jurisdiction governing its creation, organization or formation, (ii) the legal capacity of natural persons who are parties to the documents examined by us, (iii) except to the extent provided in paragraph 2 below, that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, and (iv) except to the extent provided in paragraph 3 below, that each of the parties to the documents examined by us has duly authorized, executed and delivered such documents. We have not participated in the preparation of the Registration Statement and assume no responsibility for its contents.

This opinion is limited to the laws of the State of Delaware (excluding the securities laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder that are currently in effect.

Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

1. The Company has been duly formed and is validly existing in good standing as a limited liability company under the Delaware Limited Liability Company Act, 6 Del. C. § 18-101, et seq. (the “Act”).

2. Under the Act, the General Corporation Law of the State of Delaware, 8 Del. C. § 101, et seq. (together with the Act, the “Governing Laws”), the Governing Documents and the Consents, the Company has all necessary corporate or limited liability company power and authority to execute and deliver the First Supplemental Indenture, and to perform its obligations thereunder.

Domtar A. W. LLC

June 2, 2009

3. Under the Governing Laws, the Governing Documents and the Consents, the execution and delivery by the Company of the First Supplemental Indenture, and the performance by the Company of its obligations under the First Supplemental Indenture, have been duly authorized by all necessary corporate or limited liability company action on the part of the Company.

4. Under the Governing Laws, the Governing Documents and the Consents, the First Supplemental Indenture has been duly executed and delivered by the Company.

5. Under the Act, the LLC Agreement and the Second Consent, the Company has all necessary limited liability company power and authority to execute the Registration Statement and to file the Registration Statement with the Securities and Exchange Commission.

We consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to the Registration Statement. We also consent to Debevoise & Plimpton LLP’s relying as to matters of Delaware law upon this opinion in connection with an opinion to be rendered by it on the date hereof. In addition, we hereby consent to the use of our name under the heading “Legal matters” in the Prospectus. In giving the foregoing consents, we do not thereby admit that we come within the category of Persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other Person for any purpose.

Very truly yours,

/s/     Richards, Layton & Finger, P.A.

GWL/JJN/TNP

[Letterhead of Richards, Layton & Finger, P.A.]

June 2, 2009

Domtar Maine LLC

100 Kingsley Park Drive

Fort Mill, SC 29715

Re:	Domtar Maine LLC

Ladies and Gentlemen:

We have acted as special Delaware counsel for Domtar Maine LLC, a Delaware limited liability company that was formerly a Delaware corporation named “Domtar ME. Corp.” and then “Domtar Maine Corp.” (the “Company”), in connection with the matters set forth herein. At your request, this opinion is being furnished to you.

For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals or copies of the following:

(a) The Certificate of Incorporation of Domtar ME. Corp., dated May 24, 2001, as filed in the office of the Secretary of State of the State of Delaware (the “Secretary of State”) on May 24, 2001, as amended by the Certificate of Amendment of Certificate of Incorporation Before Payment of Any Part of the Capital of the Corporation, dated June 11, 2001, as filed in the office of the Secretary of State on June 11, 2001 (which changed the name to “Domtar Maine Corp.”) (as so amended, the “Certificate of Incorporation”);

(b) The By-Laws of Domtar Maine Corp. (the “By-Laws”);

(c) The Action of the Board of Directors of Domtar Maine Corp. Taken by Unanimous Written Consent, dated as of February 1, 2008 (the “Initial Consent”);

(d) The Unanimous Written Consent of the Board of Directors of Domtar Maine Corp., dated April 30, 2009;

(e) The Consent of the Sole Stockholder of Domtar Maine Corp., dated April 30, 2009;

(f) The Certificate of Conversion to Limited Liability Company of Domtar Maine Corp. to Domtar Maine LLC, dated April 30, 2009, as filed in the office of the Secretary of State on April 30, 2009;

(g) The Certificate of Formation of Domtar Maine LLC, dated as of April 30, 2009, as filed in the office of the Secretary of State on April 30, 2009;

Domtar Maine LLC

June 2, 2009

(h) The Limited Liability Company Operating Agreement of Domtar Maine LLC, dated as of April 30, 2009, executed by Domtar U.S.A. Corp., as the sole member (the “Initial Member”);

(i) The Assignment of Limited Liability Company Interest and Amendment to Limited Liability Company Operating Agreement of Domtar Maine LLC, dated as of April 30, 2009, between the Initial Member and Domtar America Corp. (“Domtar America”);

(j) The Assignment of Limited Liability Company Interest and Amendment to Limited Liability Company Operating Agreement of Domtar Maine LLC, dated as of April 30, 2009, between Domtar America and Domtar Enterprises Inc. (“Domtar Enterprises”);

(k) The Assignment of Limited Liability Company Interest and Amendment to Limited Liability Company Operating Agreement of Domtar Maine LLC, dated as of April 30, 2009, between Domtar Enterprises and Domtar Corporation;

(l) The Amended and Restated Limited Liability Company Operating Agreement of Domtar Maine LLC, dated as of April 30, 2009 (the “LLC Agreement”), executed by Domtar Corporation, as the sole member (the “Member”);

(m) The Unanimous Written Consent to Action Without Meeting of the Board of Managers of Domtar Maine LLC, dated as of June 1, 2009 (the “Second Consent” and, together with the Initial Consent, the “Consents”), acknowledged and agreed to by the Member;

(n) The Registration Statement on Form S-3 (the “Registration Statement”), including a preliminary prospectus (the “Prospectus”), relating to, inter alia, the Notes (as defined therein) to be issued by Domtar Corporation, as proposed to be filed with the Securities and Exchange Commission on or about June 2, 2009;

(o) The Indenture (including the Subsidiary Guarantees of the Subsidiary Guarantors (each as defined therein) set forth therein) (the “Indenture”), dated as of November 19, 2007, among Domtar Corporation, Domtar Paper Company, LLC (“Domtar Paper”) and the Bank of New York, as Trustee (the “Trustee”);

(p) The Supplemental Indenture for Additional Note Guarantee, dated as of February 15, 2008 (the “First Supplemental Indenture”), among the New Subsidiary Guarantors (as defined therein), Domtar Corporation, Domtar Paper and the Trustee;

(q) The Second Supplemental Indenture for Additional Note Guarantee, dated as of February 20, 2008, among the New Subsidiary Guarantor (as defined therein), Domtar Corporation, Domtar Paper and the Trustee;

(r) A Certificate of an Officer of the Company, dated of even date herewith, as to certain matters; and

Domtar Maine LLC

June 2, 2009

(s) A Certificate of Good Standing for the Company, dated June 1, 2009, obtained from the Secretary of State.

Capitalized terms used herein and not otherwise defined are used as defined in the LLC Agreement. The Certificate of Incorporation, the By-Laws and the LLC Agreement are referred to collectively as the “Governing Documents”.

For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (s) above. In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (s) above) that is referred to in or incorporated by reference into the documents reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied as to factual matters solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

With respect to all documents examined by us, we have assumed (i) the authenticity of all documents submitted to us as authentic originals, (ii) the conformity with the originals of all documents submitted to us as copies or forms, and (iii) the genuineness of all signatures.

For purposes of this opinion, we have assumed (i) except to the extent provided in paragraph 1 below, that each of the parties to the documents examined by us has been duly created, organized or formed, as the case may be, and is validly existing in good standing under the laws of the jurisdiction governing its creation, organization or formation, (ii) the legal capacity of natural persons who are parties to the documents examined by us, (iii) except to the extent provided in paragraph 2 below, that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, and (iv) except to the extent provided in paragraph 3 below, that each of the parties to the documents examined by us has duly authorized, executed and delivered such documents. We have not participated in the preparation of the Registration Statement and assume no responsibility for its contents.

This opinion is limited to the laws of the State of Delaware (excluding the securities laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder that are currently in effect.

Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

1. The Company has been duly formed and is validly existing in good standing as a limited liability company under the Delaware Limited Liability Company Act, 6 Del. C. § 18-101, et seq. (the “Act”).

Domtar Maine LLC

June 2, 2009

2. Under the Act, the General Corporation Law of the State of Delaware, 8 Del. C. § 101, et seq. (together with the Act, the “Governing Laws”), the Governing Documents and the Consents, the Company has all necessary corporate or limited liability company power and authority to execute and deliver the First Supplemental Indenture, and to perform its obligations thereunder.

3. Under the Governing Laws, the Governing Documents and the Consents, the execution and delivery by the Company of the First Supplemental Indenture, and the performance by the Company of its obligations under the First Supplemental Indenture, have been duly authorized by all necessary corporate or limited liability company action on the part of the Company.

4. Under the Governing Laws, the Governing Documents and the Consents, the First Supplemental Indenture has been duly executed and delivered by the Company.

5. Under the Act, the LLC Agreement and the Second Consent, the Company has all necessary limited liability company power and authority to execute the Registration Statement and to file the Registration Statement with the Securities and Exchange Commission.

We consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to the Registration Statement. We also consent to Debevoise & Plimpton LLP’s relying as to matters of Delaware law upon this opinion in connection with an opinion to be rendered by it on the date hereof. In addition, we hereby consent to the use of our name under the heading “Legal matters” in the Prospectus. In giving the foregoing consents, we do not thereby admit that we come within the category of Persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other Person for any purpose.

Very truly yours,

/s/    Richards, Layton & Finger, P.A.

GWL/JJN/TNP

[Letterhead of Richards, Layton & Finger, P.A.]

June 2, 2009

Domtar Paper Company, LLC

395 de Maisonneuve Blvd. West

Montreal, QC

Canada H3A 1L6

Re:	Domtar Paper Company, LLC

Ladies and Gentlemen:

We have acted as special Delaware counsel for Domtar Paper Company, LLC, a Delaware limited liability company (the “Company”), in connection with the matters set forth herein. At your request, this opinion is being furnished to you.

For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals or copies of the following:

(a) The Certificate of Formation of the Company, dated as of August 18, 2006, as filed in the office of the Secretary of State of the State of Delaware (the “Secretary of State”) on August 18, 2006 (under the name “Weyerhaeuser Eli, LLC”), as amended by the Certificate of Amendment thereto, dated November 15, 2006 (changing the name of the Company from “Weyerhaeuser Eli, LLC” to “Domtar Paper Company, LLC”), as filed in the office of the Secretary of State on November 15, 2006, as further amended by the Certificate of Amendment thereto, dated October 24, 2007, as filed in the office of the Secretary of State on October 26, 2007;

(b) The Limited Liability Company Agreement of the Company, dated as of August 18, 2006, executed by Weyerhaeuser Company, as the sole member (the “Initial Member”);

(c) The Amended and Restated Limited Liability Company Agreement of the Company, dated as of March 1, 2007, executed by the Initial Member;

(d) The Second Amended and Restated Limited Liability Company Agreement of the Company, dated as of March 7, 2007, executed by Domtar Corporation, as the sole member (the “Member”), as amended by the First Amendment thereto, dated as of June 1, 2009 (as so amended, the “LLC Agreement”);

(e) The Unanimous Written Consent to Action Without Meeting of the Board of Directors of the Company, dated as of September 18, 2007 (the “Initial Consent”);

Domtar Paper Company, LLC

June 2, 2009

(f) The Unanimous Written Consent to Action Without Meeting of the Board of Directors of the Company, dated as of June 1, 2009 (the “Second Consent” and, together with the Initial Consent, the “Consents”), acknowledged and agreed to by the Member;

(g) The Registration Statement on Form S-3 (the “Registration Statement”), including a preliminary prospectus (the “Prospectus”), relating to, inter alia, the Notes (as defined therein) to be issued by Domtar Corporation, as proposed to be filed with the Securities and Exchange Commission on or about June 2, 2009;

(h) The Indenture (including the Subsidiary Guarantees of the Subsidiary Guarantors (each as defined therein) set forth therein) (the “Indenture”), dated as of November 19, 2007, among Domtar Corporation, the Company and the Bank of New York, as Trustee (the “Trustee”);

(i) The Supplemental Indenture for Additional Note Guarantee, dated as of February 15, 2008, among the New Subsidiary Guarantors (as defined therein), Domtar Corporation, the Company and the Trustee;

(j) The Second Supplemental Indenture for Additional Note Guarantee, dated as of February 20, 2008, among the New Subsidiary Guarantor (as defined therein), Domtar Corporation, the Company and the Trustee;

(k) A Certificate of an Officer of the Company, dated of even date herewith, as to certain matters; and

(l) A Certificate of Good Standing for the Company, dated June 1, 2009, obtained from the Secretary of State.

Capitalized terms used herein and not otherwise defined are used as defined in the LLC Agreement.

For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (l) above. In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (l) above) that is referred to in or incorporated by reference into the documents reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied as to factual matters solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

With respect to all documents examined by us, we have assumed (i) the authenticity of all documents submitted to us as authentic originals, (ii) the conformity with the originals of all documents submitted to us as copies or forms, and (iii) the genuineness of all signatures.

Domtar Paper Company, LLC

June 2, 2009

For purposes of this opinion, we have assumed (i) except to the extent provided in paragraph 1 below, that each of the parties to the documents examined by us has been duly created, organized or formed, as the case may be, and is validly existing in good standing under the laws of the jurisdiction governing its creation, organization or formation, (ii) the legal capacity of natural persons who are parties to the documents examined by us, (iii) except to the extent provided in paragraph 2 below, that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, and (iv) except to the extent provided in paragraph 3 below, that each of the parties to the documents examined by us has duly authorized, executed and delivered such documents. We have not participated in the preparation of the Registration Statement and assume no responsibility for its contents.

This opinion is limited to the laws of the State of Delaware (excluding the securities laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder that are currently in effect.

Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

1. The Company has been duly formed and is validly existing in good standing as a limited liability company under the Delaware Limited Liability Company Act, 6 Del. C. § 18-101, et seq. (the “Act”).

2. Under the Act, the LLC Agreement and the Consents, the Company has all necessary limited liability company power and authority to execute and deliver the Indenture, and to perform its obligations thereunder.

3. Under the Act, the LLC Agreement and the Consents, the execution and delivery by the Company of the Indenture, and the performance by the Company of its obligations under the Indenture, have been duly authorized by all necessary limited liability company action on the part of the Company.

4. Under the Act, the LLC Agreement and the Consents, the Indenture has been duly executed and delivered by the Company.

5. Under the Act, the LLC Agreement and the Second Consent, the Company has all necessary limited liability company power and authority to execute the Registration Statement and to file the Registration Statement with the Securities and Exchange Commission.

We consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to the Registration Statement. We also consent to Debevoise &

Domtar Paper Company, LLC

June 2, 2009

Plimpton LLP’s relying as to matters of Delaware law upon this opinion in connection with an opinion to be rendered by it on the date hereof. In addition, we hereby consent to the use of our name under the heading “Legal matters” in the Prospectus. In giving the foregoing consents, we do not thereby admit that we come within the category of Persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other Person for any purpose.

Very truly yours,

/s/     Richards, Layton & Finger, P.A.

GWL/JJN